Income Tax - Schedule of Deferred Tax Assets and Liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Deferred income tax assets:
Stock-based compensation	$ 3,023	$ 2,053
Bad debt expense	415	407
Deferred financing costs	806	0
Other	193	419
Net operating loss carryforwards	1,365	6,245
Total deferred income tax assets	5,802	9,124
Valuation allowance	(5,802)	(7,484)
Total deferred income tax assets (liabilities), net	$ 0	$ 1,640